UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2016

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 E. Middlefield Road
Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

On December 8, 2016, Omnicell, Inc. (“Omnicell”) completed its acquisition (the “Closing”) of all of the outstanding interests of Ateb, Inc., a North Carolina corporation (“Ateb US”), and Ateb Canada Ltd., an Ontario corporation (together with Ateb US, the “Acquired Companies”) pursuant to the Stock Purchase Agreement, dated as of November 28, 2016, by and among Omnicell, the Acquired Companies, each of the stockholders of the Acquired Companies, the optionholders of Ateb US and Kilpatrick Law Group, PLLC, as the Stockholders’ Agent (the “Purchase Agreement”).

The purchase price paid by Omnicell was approximately $41 million, which included the cash-on-hand of the Acquired Companies at the Closing.  A portion of the purchase price was paid in satisfaction of certain transaction expenses and the indebtedness of the Acquired Companies outstanding as of the Closing.  The acquisition was funded with cash-on-hand and revolving loans under its existing senior secured credit facility.

References to the terms of the Purchase Agreement are qualified in their entirety by reference to the full text of the Purchase Agreement, which is incorporated herein by reference to Exhibit 2.1.

Item 2.03              Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in the Current Report on Form 8-K filed by Omnicell with the Securities and Exchange Commission on January 6, 2016, Omnicell, as borrower, entered into a credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and the lenders from time to time party thereto, providing for (i) a five-year $200 million revolving credit facility (the “Revolving Credit Facility”); and (ii) a five-year $200 million term loan facility. On December 2, 2016, the Company borrowed $40 million under the Revolving Credit Facility.

The description of the Credit Agreement contained in this Item 2.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the Credit Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 6, 2016, and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

2.1

Stock Purchase Agreement, dated November 28, 2016, among Omnicell, Inc., Ateb, Inc., Ateb Canada Ltd., the stockholders and optionholders party thereto and Kilpatrick Law Group, PLLC, as Stockholders’ Agent, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 8, 2016	OMNICELL, INC.

	By:	/s/ Dan S. Johnston
Dan S. Johnston,
Executive Vice President, Chief Legal & Administrative Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
2.1

Stock Purchase Agreement, dated November 28, 2016, among Omnicell, Inc., Ateb, Inc., Ateb Canada Ltd., the stockholders and optionholders party thereto and Kilpatrick Law Group, PLLC, as Stockholders’ Agent, incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 29, 2016.